UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2007

____________________

Fitness Xpress Software Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-136592	[Pending]
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2755 Maple Street, Suite 109 Vancouver, British Columbia Canada		V6K 5J1
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (604) 731-6096

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 18, 2007 the Registrant’s predecessor, Fitness Xpress Software Inc., a Nevada corporation (“Fitness Xpress-NV”), and Fitness Xpress Software Inc., a Delaware corporation and wholly-owned subsidiary of Fitness Xpress-NV (“Fitness Xpress-DE”), entered into an Agreement and Plan of Merger. On May 18, 2007, Fitness Xpress-NV merged with and into Fitness Xpress-DE, so that Fitness Xpress-NV and Fitness Xpress-DE became a single corporation named Fitness Xpress Software Inc. (the “Surviving Corporation”), which exists under, and is governed by, the laws of the State of Delaware (the “Merger”).

As a result of the Merger, all of the assets, property, rights, privileges, powers and franchises of Fitness Xpress-NV became vested in, held and enjoyed by the Surviving Corporation and the Surviving Corporation assumed all of the obligations of Fitness Xpress-NV.

Item 3.03. Material Modification to Rights of Security Holders.

Upon the effectiveness and as a result of the Merger, the Certificate of Incorporation and By-laws of Fitness Xpress-DE became the Certificate of Incorporation and By-laws of the Surviving Corporation.

In addition, each share of common stock, par value $0.001 per share, of Fitness Xpress-NV that was issued and outstanding immediately prior to the Merger was converted into 1.0563380282 issued and outstanding shares of common stock, par value $0.001 per share, of the Surviving Corporation (“Common Stock”), so that the holders of all of the issued and outstanding shares of common stock of Fitness Xpress-NV immediately prior to the Merger are the holders of Common Stock of the Surviving Corporation. All shares of Fitness Xpress-DE owned by Fitness Xpress-NV immediately prior to the Merger were surrendered to the Surviving Corporation and cancelled.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibits
2.1	Agreement and Plan of Merger, dated May 18, 2007, between Fitness Xpress Software Inc., a Nevada corporation, and Fitness Xpress Software Inc., a Delaware corporation
2.2	Certificate of Ownership and Merger merging Fitness Xpress Software Inc., a Nevada corporation, with and into Fitness Xpress Software Inc., a Delaware corporation
2.3	Articles of Merger merging Fitness Xpress Software Inc., a Nevada corporation, with and into Fitness Xpress Software Inc., a Delaware corporation
3.1	Certificate of Incorporation of Fitness Xpress Software Inc., a Delaware corporation
3.2	By-laws of Fitness Xpress Software Inc., a Delaware corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Fitness Xpress Software Inc.
Dated: May 24, 2007	By:	/s/ Ron Bell
		Name:	Ron Bell
		Title:	President